UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	October 12, 2005

Compex Technologies, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Minnesota	0-9407	41-0985318
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1811 Old Highway 8, New Brighton, Minnesota		55112
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(651) 631-0590

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

At its regularly scheduled meeting held October 12, 2005, the Board of Directors of Compex Technologies, Inc. (the "Company") approved changes to director compensation. The changes:

• Increase the annual retainer to $20,000
• Increase the additional annual retainer for committee chairs to $6,000
• Increase the fees for board meetings to $1,500 per meeting
• Increase the fees for compensation and nominating committee meetings to $750 per meeting and for audit committee meetings to $1,500 per meeting.

At the same meeting, the Board of Directors approved a 3.5% increase in the salaries of the Company’s executive officers, including Dan Gladney, Chief Executive Officer and Chairman, Scott Youngstrom, Vice President—Finance and Chief Financial Officer, Wayne Chrystal, Vice President—Manufacturing, Michael Goodpaster, Vice President—Sales and Marketing, and Marshall Masko, President—Worldwide Consumer. The Board also established the incentive compensation plan for executive officers for the 2006 fiscal year, providing for specific targeted bonuses for each officer, 70% of which will be paid based on achievement of financial performance targets for the company, and 30% of which will be paid based on individual performance goals. The targeted bonus for Mr. Gladney is $178,456.00, for Mr. Youngstrom is $62,784.00, for Mr. Chrystal is $40,107.00, for Mr. Goodpaster is $56,511.00, and for Mr. Masko is $49,760.00.

The Board also approved at such meeting amendments to the employment agreements for Mr. Youngstrom, Mr. Goodpaster, and Mr. Masko, to provide for severance payments equal to one year’s salary (rather than six months as currently provided) if they are terminated within one year after a change of control.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(d) One October 12, 2005, the Board of Directors of the Company reassignment committee members. The Audit Committee will consist of Richard Jahnke (Chair), Frederick Ayers and Richard Nigon. The Compensation Committee will consist of Frederick Ayers (Chair), Gary Blackford, Jack Smith and Paulita LaPlante. The Nominating and Corporate Governance Committee will consist of Jack Smith (Chair), Richard Nigon, Paulita LaPlante and Richard Jahnke.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Compex Technologies, Inc.

October 17, 2005	By:	Dan W. Gladney

Name: Dan W. Gladney
Title: President and Chief Executive Officer